UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2015 (April 20, 2015)
Vanguard Natural Resources, LLC
(Exact name of registrant specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

Purchase Agreement and Plan of Merger
On April 20, 2015, Vanguard Natural Resources, LLC (“Vanguard”) and Lighthouse Merger Sub, LLC, a direct wholly owned subsidiary of Vanguard (“Merger Sub,” and, together with Vanguard, the “Vanguard Entities”), entered into a Purchase Agreement and Plan of Merger (the “Merger Agreement”) with Lime Rock Management LP (“LR Management”), Lime Rock Resources A, L.P. (“LRR A”), Lime Rock Resources B, L.P. (“LRR B”), Lime Rock Resources C, L.P. (“LRR C”), Lime Rock Resources II-A, L.P. (“LRR II-A”), Lime Rock Resources II-C, L.P. (“LRR II-C,” and, together with LRR A, LRR B, LRR C, LRR II-A and LR Management, the “GP Sellers”), LRR Energy, L.P. (“LRE”), and LRE GP, LLC (the “LRE GP,” and, together with the Partnership and the GP Sellers, the “LRE Entities”), pursuant to which Vanguard will acquire LRE and the LRE GP in exchange for common units representing limited liability company interests in Vanguard (“Vanguard Common Units”), implying an aggregate transaction value of approximately $539 million, including the assumption of LRE’s existing net debt. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into LRE, with LRE continuing as the surviving entity and a direct wholly owned subsidiary of Vanguard (the “Merger”) and, at the same time, Vanguard will acquire all of the limited liability company interests in the LRE GP from the GP Sellers.
Under the terms of the Merger Agreement, (i) each outstanding common unit representing a limited partner interest in LRE (a “LRE Common Unit”) will be converted into the right to receive 0.550 newly issued Vanguard Common Units or, in the case of fractional Vanguard Common Units, cash (without interest and rounded up to the nearest whole cent) (the “Merger Consideration”) and (ii) Vanguard will purchase all of the outstanding limited liability company interests in the LRE GP in exchange for 12,320 newly issued Vanguard Common Units. Further, in connection with the Merger Agreement, each award of restricted LRE Common Units issued under LRE’s long‑term incentive plan that is subject to time-based vesting and that is outstanding and unvested immediately prior to the effective time of the Merger will become fully vested and will be deemed to be a LRE Common Unit with the right to receive the Merger Consideration.
The LRE Entities and the Vanguard Entities have each made certain representations and warranties and agreed to certain covenants in the Merger Agreement. Each of LRE, the LRE GP and Vanguard has agreed, among other things, subject to certain exceptions, to conduct its respective business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger (unless the Merger Agreement is earlier terminated in accordance with its terms). In addition, LRE has agreed not to solicit alternative business combination transactions during such period, and, subject to certain exceptions, not to engage in discussions or negotiations regarding any alternative business combination transactions during such period.
The closing of the Merger is subject to satisfaction or waiver of customary closing conditions, including, among others, (1) the approval of the Merger Agreement by the affirmative vote or consent of the holders of at least a majority of the outstanding LRE Common Units, voting as a class, (2) the registration statement on Form S-4 used to register the Vanguard Common Units to be issued in the merger being declared effective by the Securities and Exchange Commission (“SEC”), (3) the approval for listing of the Vanguard Common Units issuable as part of the Merger Consideration on the NASDAQ Global Select Market, (4) subject to specified materiality standards, the accuracy of the representations and warranties of, and the performance of all covenants by, the parties, (5) the delivery of certain tax opinions and (6) other customary conditions such as expiration of the waiting period under the Hart-Scott-Rodino Act.
The Merger Agreement contains certain termination rights for both Vanguard and LRE and further provides that, upon termination of the Merger Agreement, under certain circumstances, either party may be required to reimburse the other party’s expenses up to $1,215,000, and LRE may be required to pay Vanguard a termination fee equal to $7,288,000.

The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Voting and Support Agreement
Simultaneously with the execution of the Merger Agreement, Vanguard also entered into a Voting and Support Agreement (the “Voting Agreement”) with each of LRR A, LRR B and LRR C (collectively, the “LRE Unitholders” and each, a “LRE Unitholder”), LRE, and the LRE GP, and, solely for purposes of the 90-day lock-up provision described below, LR Management, LRR II-A, L.P. and LRR II-C, L.P. (the “Non-Fund I GP Sellers”). Pursuant to the Voting Agreement, the LRE Unitholders are required to vote all LRE Common Units owned by such LRE Unitholders in favor of the Merger and the adoption of the Merger Agreement at any meeting of the LRE Unitholders called for such purpose and against any alternative proposal or any proposal made in opposition to adoption of the Merger Agreement, without regard to the terms of the alternative proposal. If at any time prior to the Expiration Date, LRE makes a change in recommendation regarding the Merger, then the foregoing obligation of the LRE Unitholders will be extinguished. The foregoing obligations will terminate upon the earliest to occur of (a) the consummation of the Merger and (b) the termination of the Merger Agreement in accordance with its terms (the “Expiration Date”).
The LRE Unitholders agree (i) not to initiate, solicit or knowingly encourage any third person to make a third party proposal or to assist any third person in connection therewith, (ii) not to sell, transfer or dispose of the LRE Common Units owned by the LRE Unitholders at any time prior to the Expiration Date, and (iii) that any additional units in LRE acquired by the LRE Unitholders after the execution of the Voting Agreement would be subject to the Voting Agreement. Further, for 90 days after the closing date, the LRE Unitholders and the Non‑Fund I GP Sellers agree not to sell, transfer or dispose of any Vanguard Common Units received pursuant to the Merger Agreement.
The Voting Agreement also generally prohibits, during the two-year period following the closing date, (i) the LRE Unitholders and their respective controlled affiliates from soliciting or hiring, without the prior written consent of Vanguard, anywhere in North America, any person employed by or on behalf of Vanguard or one of its controlled affiliates, and (ii) Vanguard from soliciting or hiring, without the prior written consent of the applicable LRE Unitholder, anywhere in North America, any person employed by or on behalf of the LRE Unitholders or their controlled affiliates.
The summary of the Voting Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Registration Rights Agreement
On April 20, 2015, Vanguard also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of LR Management, LRR A, LRR B, LRR C, LRR II-A and LRR II-C. Pursuant to the Registration Rights Agreement, Vanguard is required to file or cause to be filed with the SEC a registration statement with respect to the public resale of the Vanguard Common Units issued pursuant to the Merger Agreement. Vanguard is required to file or cause to be filed the registration statement within 90 days following the closing under the Merger Agreement and is required to cause the registration statement to become effective as soon as reasonably practicable thereafter but in no event later than 120 days after the closing under the Merger Agreement.
The summary of the Registration Rights Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Cautionary Statements

The Merger Agreement, the Voting Agreement and the Registration Rights Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement, the Voting Agreement and the Registration Rights Agreement. They are not intended to provide any other factual information about Vanguard, LRE or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement, the Voting Agreement and the Registration Rights Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the respective parties to the Merger Agreement, the Voting Agreement and the Registration Rights Agreement; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors or unitholders. Investors and unitholders are not third party beneficiaries under the Merger Agreement (except with respect to the LRE unitholders’ right to receive Merger Consideration following the effective time under the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Vanguard, LRE or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, the Voting Agreement and the Registration Rights Agreement, which subsequent information may or may not be fully reflected in public disclosures by Vanguard or LRE. Accordingly, investors should read the representations and warranties in the Merger Agreement, the Voting Agreement and the Registration Rights Agreement not in isolation but only in conjunction with the other information about Vanguard, LRE and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.
Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed Merger, Vanguard intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a preliminary proxy statement of LRE that also constitutes a preliminary prospectus of Vanguard. A definitive proxy statement/prospectus will be sent to security holders of LRE seeking their approval with respect to the proposed Merger. Vanguard and LRE also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other documents filed by Vanguard and LRE with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Vanguard will be available free of charge on Vanguard’s internet website at http://www.vnrllc.com or by contacting Vanguard’s Investor Relations Department by email at investorrelations@vnrllc.com or by phone at (832) 327-2234. Copies of the documents filed with the SEC by LRE will be available free of charge on LRE’s internet website at http://www.lrrenergy.com or by contacting LRE’s Investor Relations Department by email at info@lrrenergy.com or by phone at (713) 345-2145.

Participants in the Solicitation

Vanguard, LRE, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed Merger. Investors and security holders may obtain information regarding Vanguard’s directors, executive officers and other members of its management and employees in Vanguard’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, Vanguard’s proxy statement for its 2015 annual meeting, which was filed with the SEC on April 20, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC. Investors and security holders may obtain information regarding LRE’s directors, executive officers and other members of their management and employees in LRE’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 4, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as defined by the SEC. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed transaction to Vanguard and LRE and their unitholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this press release, words such as we “may,” “can,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “predict,” “project,” “foresee,” “believe,” “will” or “should,” “would,” “could,” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Vanguard, LRE or of the combined company. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the ability to obtain unitholder approval of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Vanguard’s and LRE’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Vanguard or LRE; declines in oil, NGL or natural gas prices; the level of success in exploitation, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploitation and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Vanguard’s and LRE’s credit agreements; the ability of Vanguard and LRE to comply with covenants contained in the agreements governing their indebtedness; ability to generate sufficient cash flows from operations to meet the internally funded portion of any capital expenditures budget; ability to obtain external capital to finance exploitation and development operations and acquisitions; federal, state and local initiatives and efforts relating to the regulation of hydraulic fracturing; failure of properties to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; risks arising out of hedging transactions; and other risks described under the caption “Risk Factors” in Vanguard’s and LRE’s Annual Reports on Form 10-K for the period ended December 31, 2014. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, neither Vanguard nor LRE intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

Exhibit 2.1*
Purchase Agreement and Plan of Merger, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lighthouse Merger Sub, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P., Lime Rock Resources II-C, L.P., LRR Energy, L.P. and LRE GP, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LRR Energy, L.P. with the SEC on April 22, 2015).

Exhibit 4.1
Registration Rights Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by LRR Energy, L.P. with the SEC on April 22, 2015).

Exhibit 10.1
Voting and Support Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P. LRR Energy, L.P., LRE GP, LLC, and, solely for purposes of Section 3.2, Lime Rock Management LP, Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LRR Energy, L.P. with the SEC on April 22, 2015).

*	All schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: April 22, 2015	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*
Purchase Agreement and Plan of Merger, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lighthouse Merger Sub, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P., Lime Rock Resources II-C, L.P., LRR Energy, L.P. and LRE GP, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LRR Energy, L.P. with the SEC on April 22, 2015).

Exhibit 4.1
Registration Rights Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Management LP, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P., Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by LRR Energy, L.P. with the SEC on April 22, 2015).

Exhibit 10.1
Voting and Support Agreement, dated as of April 20, 2015, by and among Vanguard Natural Resources, LLC, Lime Rock Resources A, L.P., Lime Rock Resources B, L.P., Lime Rock Resources C, L.P. LRR Energy, L.P., LRE GP, LLC, and, solely for purposes of Section 3.2, Lime Rock Management LP, Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LRR Energy, L.P. with the SEC on April 22, 2015).

*	All schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.